                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                          Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:
|_| Preliminary Proxy Statement               |_| Confidential, for Use of the
                                                  Commission Only (as permitted
|X| Definitive Proxy Statement                    by Rule 14a-6(e)(2))
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                         BEHRINGER HARVARD REIT I, INC.
                         ------------------------------
                (Name of Registrant as Specified in Its Charter)


   --------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

  |X| No fee required.

  |_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  (1)   Title of each class of securities to which transaction applies:

        ________________________________________________________________________

  (2)   Aggregate number of securities to which transaction applies:____________

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ________________________________________________________________________

        ________________________________________________________________________

  (4)   Proposed maximum aggregate value of transaction:________________________

  (5)   Total fee paid:_________________________________________________________

  |_| Fee paid previously with preliminary materials:

  |_| Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1)   Amount Previously Paid:_________________________________________________

  (2)   Form, Schedule or Registration Statement No.:___________________________

  (3)   Filing Party:___________________________________________________________

  (4)   Date Filed:_____________________________________________________________

                         BEHRINGER HARVARD REIT I, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 27, 2004


TIME AND DATE:          2:00 p.m. local time on Thursday, May 27, 2004

PLACE:                  Verandah Shelbourne Room of the Wyndham Anatole Hotel,
                        Dallas, Texas

ITEMS OF BUSINESS:      (1)     To elect five individuals to serve on the Board
                                of Directors until the next annual meeting of stockholders and until their successors are duly elected and qualify.

                        (2) To transact such other business as may properly come before the Meeting and any adjournment or postponement.

RECORD DATE:            You can vote if you are a stockholder of record as of
                        the close of business on April 16, 2004.

ANNUAL REPORT:          Our 2003 Annual Report, which is not a part of the proxy
                        soliciting material, is enclosed.

PROXY VOTING:           It is important that your shares be represented and
                        voted at the Meeting. You can vote your shares by completing and returning the proxy card sent to you. You can revoke a proxy at any time prior to its exercise at the Meeting by following the instructions in the accompanying Proxy Statement.

                                  By Order of the Board of Directors,


                                  /s/ Gerald J. Reihsen, III
                                  ---------------------------------------------
                                  Gerald J. Reihsen, III
                                  Executive Vice President - Corporate
                                        Development and Legal and Secretary

April 29, 2004
Dallas, Texas

                         BEHRINGER HARVARD REIT I, INC.
                     1323 North Stemmons Freeway, Suite 210
                               Dallas, Texas 75207

                              ---------------------

                                 PROXY STATEMENT

                              ---------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 27, 2004

                          ----------------------------

       We are providing these proxy materials in connection with the solicitation by the Board of Directors of Behringer Harvard REIT I, Inc. ("Behringer Harvard REIT I," the "Company," "we," or "us"), a Maryland corporation, of proxies to be voted at our 2004 Annual Meeting of Stockholders and at any adjournment or postponement thereof.

       You are invited to attend our Annual Meeting of Stockholders on May 27, 2004, beginning at 2:00 p.m. local time. The Meeting will be held at the Verandah Shelbourne Room of the Wyndham Anatole Hotel, Dallas, Texas 74207.

       This Proxy Statement, form of proxy and voting instructions are being mailed on April 29, 2004.

STOCKHOLDERS ENTITLED TO VOTE

       Holders of the Company's common stock at the close of business on April 16, 2004, are entitled to receive this notice and to vote their shares at the Annual Meeting. As of that date, there were 2,654,723 shares of our common stock outstanding. Each share of common stock is entitled to one vote on each matter properly brought before the Meeting.

REVOCATION OF PROXIES

       You can revoke your proxy at any time before it is exercised by:

       o providing written notice of such revocation to the Secretary of the Company;

       o providing timely delivery of a properly executed, later-dated proxy; or

       o      voting by ballot at the Annual Meeting.


                 HOW TO VOTE IF YOU ARE A STOCKHOLDER OF RECORD

                             YOUR VOTE IS IMPORTANT.
      YOU CAN SAVE US THE EXPENSE OF A SECOND MAILING BY VOTING PROMPTLY.

       Simply mark your proxy, date and sign it, and return it in the postage-paid envelope provided. Voting by mail will not limit your right to vote at the Annual Meeting if you decide to attend in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the Meeting.

       All shares that have been properly voted and not revoked will be voted at the Annual Meeting. If you sign and return your proxy card but do not give voting instructions, the shares represented by that proxy will be voted as recommended by the Board of Directors.

REQUIRED VOTE

       The presence of the holders of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting, present in person or represented by proxy, is necessary to constitute a quorum. Abstentions (including withholding of authority indications) are counted as present and entitled to vote for purposes of determining a quorum.

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

       If you are a beneficial owner and your broker holds your shares in its name, the broker is permitted to vote your shares on the election of directors even if the broker does not receive voting instructions from you.

       The affirmative vote of a majority of the stockholders present in person or by proxy at the Annual Meeting is required for the election of directors. Accordingly, abstentions will have the same effect as a vote against the election of directors. The withholding of authority to vote for a director nominee is considered an abstention.

VOTING ON OTHER MATTERS

       If other matters are properly presented at the Annual Meeting for consideration, the persons named in the proxy will have the discretion to vote on those matters for you. At the date this Proxy Statement went to press, we did not know of any other matters to be raised at the Annual Meeting.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

       Because we do not have a class of equity securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, we are not yet required to comply with beneficial ownership reporting under Section 16(a) of the Exchange Act.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

       The Board of Directors currently consists of five members, three of whom (Charles G. Dannis, Steven W. Partridge and G. Ronald Witten) have been determined by the Board of Directors to be "independent" as that term is defined under the rules set by the Securities and Exchange Commission ("SEC"). The Board of Directors has proposed the following nominees for election as directors, each to serve for a term ending at the 2005 Annual Meeting of Stockholders: Robert M. Behringer, Robert S. Aisner, Charles G. Dannis, Steven W. Partridge and G. Ronald Witten. Each nominee elected as a director will continue in office until his successor has been elected and qualified, or until his earlier death, resignation or retirement. The persons named in the enclosed proxy intend to vote the proxy for the election of each of the five nominees, unless you indicate on the proxy card that your vote should be withheld from any or all of the nominees.

       We expect each nominee for election as a director to be able to serve if elected. If any nominee is not able to serve, proxies will be voted in favor of the remainder of those nominated and may be voted for substitute nominees, unless the Board chooses to reduce the number of directors serving on the Board. We encourage each of the members of our Board of Directors to attend the Annual Meeting. We had only one stockholder at the time our annual meeting was to be held in 2003 and such stockholder executed a written consent in lieu of such a meeting. As such, there was no opportunity for our directors to attend an annual meeting in 2003.

       The principal occupation and certain other information about the nominees and other directors whose terms of office continue after the Annual Meeting are set forth below.

       THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF THESE NOMINEES AS DIRECTORS.

       ROBERT M. BEHRINGER, age 56, is the Chief Executive Officer, President, Chief Investment Officer and Chairman of the Board of Directors of Behringer Harvard REIT I and the President and sole manager of Behringer Advisors LP, our advisor ("Behringer Advisors"). He is also the majority owner, sole manager, Chief Executive Officer and President of Behringer Harvard Holdings, LLC, the parent corporation of Behringer Advisors ("Behringer Harvard Holdings"). Since 2002, Mr. Behringer has been a general partner of Behringer Harvard Short-Term Opportunity Fund I LP and Behringer Harvard Mid-Term Value Enhancement Fund I LP, each a publicly registered real estate limited partnership. Since 2001, Mr. Behringer has also been the Chief Executive Officer and sole manager of the following: HPT Management Services LP, our property manager ("HPT Management"); Behringer Securities LP, our dealer manager ("Behringer Securities"); Harvard Property Trust, LLC, the general partner of our advisor ("Harvard Property Trust"); IMS, LLC, the general partner of HPT Management ("IMS"); and Behringer Development Company LP, a company recently organized to develop real properties ("Behringer Development"). Since 2001, Mr. Behringer has also been the Chief Executive Officer, President and a manager of Behringer Harvard Partners, LLC ("Behringer Harvard Partners"), which is the limited partner of each of Behringer Securities, HPT Management, Harvard Property Trust, Behringer Advisors and IMS.

       From 1995 until 2001, Mr. Behringer was Chief Executive Officer of Harvard Property Trust, Inc., a privately held REIT formed by Mr. Behringer that has recently been liquidated and that had a net asset value of approximately $200 million before its liquidation. Before forming Harvard Property Trust, Inc., Mr. Behringer invested in commercial real estate as Behringer Partners, a sole proprietorship formed in 1989 that invested in single asset limited partnerships. From 1985 until 1993, Mr. Behringer was Vice President and Investment Officer of Equitable Real Estate Investment Management, Inc. (now known as Lend Lease), one of the largest pension funds advisors and owners of real estate in the United States. While at Equitable, Mr. Behringer was responsible for its General Account Real Estate Assets located in the South Central United States, including Texas, Louisiana, Arkansas, Oklahoma and Mississippi. The portfolio included institutional quality office, industrial, retail, apartment and hotel properties exceeding 17 million square feet with a value of approximately $2.8 billion. Although Mr. Behringer was a significant participant in acquisitions, management, leasing, redevelopment and dispositions, his primary responsibility was to increase net operating income and the overall value of the portfolio.

       Mr. Behringer has over 25 years of experience in real estate investment, management and finance activities, including approximately 140 different properties with over 24 million square feet of office, retail, industrial, apartment, hotel and recreational properties. In addition to being the President and a director of Behringer Harvard REIT I, he is currently the general partner or a co-general partner in several real estate limited partnerships formed for the purpose of acquiring, developing and operating office buildings and other commercial properties. Mr. Behringer is a Certified Property Manager, Real Property Administrator, Certified Hotel Administrator and Texas Real Estate Broker, holds Series

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

7, 24 and 63 securities licenses and is a member of the Institute of Real Estate Management, the Building Owners and Managers Association, the Urban Land Institute and the Real Estate Council. Mr. Behringer has also been a licensed certified public accountant for over 20 years. Mr. Behringer received a Bachelor of Science degree from the University of Minnesota.

       ROBERT S. AISNER, age 57, is Chief Operating Officer of Behringer Harvard REIT I. Mr. Aisner has over 28 years of commercial real estate experience. From 1996 until joining us in 2003, Mr. Aisner served as (i) Executive Vice President of Amli Residential Properties Trust, a New York Stock Exchange listed REIT that is focused on the development, acquisition and management of upscale apartment communities and serves as institutional advisor and asset manager for institutional investors with respect to their multifamily real estate investment activities, (ii) President of Amli Management Company, which oversees all of Amli's apartment operations in 80 communities, (iii) President of the Amli Corporate Homes division which invests in and manages corporate housing properties, (iv) Vice President of Amli Residential Construction, a division of Amli that performs real estate construction services, and (v) Vice President of Amli Institutional Advisors, the Amli division that serves as institutional advisor and asset manager for institutional investors with respect to their multifamily real estate activities. Mr. Aisner also served on Amli's Executive Committee and Investment Committee from 1999 until 2003. From 1994 until 1996, Mr. Aisner owned and operated Regents Management, Inc., which had both a multifamily development and construction group and a general commercial property management company. From 1984 to 1994, he was employed by HRW Resources, Inc., a real estate development company, where he served as Vice President.

       Mr. Aisner served as a director of Behringer Harvard REIT I from June 2002 until February 2003. Since February 2003, Mr. Aisner has also served as Executive Vice President - Real Estate Operations of Behringer Harvard Holdings and President of Harvard Property Trust, IMS, HPT Management and Behringer Development. Mr. Aisner received a Bachelor of Arts degree from Colby College and a Masters of Business Administration degree from the University of New Hampshire.

       CHARLES G. DANNIS, age 54, has served as a member of the Board of Directors since February 2003. Mr. Dannis has been a commercial real estate appraiser and consultant since 1972. Mr. Dannis co-founded the firm Crosson Dannis, Inc., a real estate consulting firm, in 1977 and has been employed by such firm since that time. He was the Chair of the Appraisal Institute's Symposium Committee and past Vice Chair of its Research Committee. He was the Chair, Treasurer and Member of the Board of the National Council of Real Estate Investment Fiduciary's Valuation Committee. He has been an active member of the Pension Real Estate Association, American Real Estate Society and Urban Land Institute. Since 1988, he has been an adjunct professor/lecturer in Real Estate and Urban Land Economics in the Cox School of Business at Southern Methodist University in both the undergraduate and graduate schools. Mr. Dannis is also an award-winning teacher for the Mortgage Bankers Association of America School of Mortgage Banking. In 2003, Mr. Dannis was appointed to the seven member City of Dallas Real Estate Task Force by the City's Mayor. Mr. Dannis received a Bachelor of Business Administration degree from Southern Methodist University.

       STEVEN W. PARTRIDGE, age 46, has served as a member of the Board of Directors since October 2003. Mr. Partridge has over 20 years of commercial real estate and related accounting experience. Since October 1997, Mr. Partridge has served as Chief Financial Officer and Senior Vice President of Coyote Management, LP, a real estate limited partnership based in Dallas, Texas that owns, manages, and leases regional shopping malls. From December 1983 to September 1997, Mr. Partridge served as a Director of Accounting and Finance, Asset Manager, and then Vice President of Asset Management with Lend Lease Real Estate Investments, Inc., a commercial real estate investment company based in Dallas, Texas, and its predecessor, Equitable Real Estate Investment Management, Inc. Mr. Partridge has been licensed as a certified public accountant for over 20 years and during that time has been a member of American Institute of CPAs, Texas Society of CPAs, International Council of Shopping Centers, and the CCIM Institute with a Certified Commercial Investment Member designation. Mr. Partridge earned a Bachelor of Accountancy degree, CUM LAUDE, and a Master of Accountancy degree (graduate fellowship) from the University of Mississippi.

       G. RONALD WITTEN, age 53, has served as a member of the Board of Directors since April 15, 2004. Since January 2001, Mr. Witten served as President of Witten Advisors LLC, a market advisory firm providing ongoing market advisory services to apartment developers, investors and lenders nationwide to identify the location and timing of future development and acquisitions opportunities for the nation's 40 major apartment markets. Mr. Witten began his career at M/PF Research, Inc., a national leader in apartment market data and market analysis, in 1973 and served as its president from 1978 to 2000. Mr. Witten has been particularly active in the Urban Land Institute and the National Multi Housing Council. He is presently Chairman of ULI's Multi-Family Silver Council and is a member of the NMHC's Research

Advisory Group. Mr. Witten received his BBA degree in Marketing from Texas Tech University and has completed graduate classes in Statistics and Economics at Southern Methodist University.

       BOARD OF DIRECTORS MEETINGS AND COMMITTEES

       During the fiscal year ended December 31, 2003, the Board of Directors met 11 times and took action by unanimous written consent four times. Each of our directors attended all of the meetings of the Board of Directors held while such director was a member of the Board of Directors and the committees on which he served during 2003. Our entire Board considers all major decisions concerning our business, including any property acquisitions. However, our Board has established committees so that certain functions can be addressed in more depth than may be possible at a full Board meeting. The Board of Directors has established three permanent committees, each composed solely of independent directors: the Audit Committee, the Compensation Committee and the Nominating Committee.

       AUDIT COMMITTEE. The Audit Committee consists of Mr. Partridge, the chairman, and Messrs. Dannis and Witten. Our Board of Directors has determined that Mr. Partridge is an "audit committee financial expert," as defined by the rules of the SEC. The audit committee's primary functions are to evaluate and approve the services of our independent auditors and to assist our Board of Directors in fulfilling its oversight responsibilities by reviewing the financial information to be provided to the stockholders and others, the system of internal controls that management has established and the audit and financial reporting process. The Audit Committee has adopted a written charter approved by the Board of Directors, which can be found on our website at www.bhfunds.com. Each of the members of the Audit Committee is "independent" under the rules set by the SEC. The Audit Committee charter is also attached to this proxy statement as Annex A. During the fiscal year ended December 31, 2003, the Audit Committee met seven times and took action by unanimous written consent one time.

       COMPENSATION COMMITTEE. The Compensation Committee consists of Mr. Dannis, the chairman, and Messrs. Partridge and Witten. The primary function of the compensation committee is to administer the granting of stock options to selected employees of our advisor, Behringer Advisors, and our property manager, HPT Management, based upon recommendations from Behringer Advisors, and to set the terms and conditions of such options in accordance with our 2002 Employee Stock Option Plan. The Compensation Committee also administers our 2002 Employee Stock Option Plan. The Compensation Committee has adopted a written charter approved by the Board of Directors, which can be found on our website at www.bhfunds.com. Each of the members of the Compensation Committee is "independent" under the rules set by the SEC. Because no stock options were granted or any compensation issues requiring action by the committee arise during the fiscal year ended December 31, 2003, the Compensation Committee did not meet during the fiscal year ended December 31, 2003.

       NOMINATING COMMITTEE. The Nominating Committee consists of Mr. Witten, the chairman, and Messrs. Dannis and Partridge. The Nominating Committee recommends nominees to serve on our Board of Directors. The Nominating Committee has adopted a written charter approved by the Board of Directors, which can be found on our website at www.bhfunds.com. Each of the members of the Nominating Committee is "independent" under the rules set by the SEC. The Nominating Committee will consider nominees recommended by stockholders if submitted to the committee in accordance with the procedures specified in Section 2.13 of our Amended and Restated Bylaws. Generally, this requires that the stockholder send certain information about the nominee to our Corporate Secretary between 90 and 120 days prior to the first anniversary of the mailing of notice for the annual meeting held in the prior year. Because our directors take a critical role in guiding our strategic direction and oversee our management, Board candidates must demonstrate broad-based business and professional skills and experiences, a global business and social perspective, concern for the long-term interests of our stockholders, and personal integrity and judgment. In addition, directors must have time available to devote to Board activities and to enhance their knowledge of our industry. The Nominating Committee was only recently formed and did not meet during the fiscal year ended December 31, 2003. The nominees to be considered for membership to the Board of Directors at this Annual Meeting were nominated by the full Board. The Nominating Committee is responsible for assessing the appropriate mix of skills and characteristics required of Board members in the context of the perceived needs of the Board at a given point in time and shall periodically review and recommend for approval by the Board any updates to the criteria as deemed necessary. Diversity in personal background, race, gender, age and nationality for the Board as a whole may be taken into account favorably in considering individual candidates. The Nominating Committee will evaluate the qualifications of each director candidate against these criteria in making its recommendation to the Board concerning nominations for election or reelection as a director. The process for evaluating candidates recommended by the Company's stockholders pursuant to Section 2.13 of the Company's Bylaws will be no different than the process for evaluating other candidates considered by the Nominating Committee.

CODE OF ETHICS

       Our Board of Directors has adopted a Code of Business Conduct Policy that is applicable to all members of our Board of Directors, our executive officers and our employees. We have posted the policy on our website, at www.bhfunds.com. If, in the future, we amend, modify or waive a provision in the Code of Business Conduct Policy, we may, rather than filing a Current Report on Form 8-K, satisfy the disclosure requirement by posting such information on our website as necessary.

COMMUNICATION WITH DIRECTORS

       We have established procedures for stockholders or other interested parties to communicate directly with our Board of Directors. Such parties can contact the board by mail at: Chairperson of the Behringer Harvard REIT I, Inc. Audit Committee, 5600 W. Lovers Lane, Suite 116, #140, Dallas, Texas 75209-4330. The Chairman of the Audit Committee will receive all communications made by this means.

DIRECTORS' COMPENSATION

       We pay each of our directors who are not employees of Behringer Harvard REIT I or our affiliates $500 per month plus $250 for each Board meeting the director attends. In addition, we have reserved 1,000,000 shares of common stock for future issuance upon the exercise of stock options granted to the non-employee directors pursuant to our Director Option Plan (as described below). It is our policy to grant to each of our non-employee directors an option to purchase 3,000 shares of our common stock at $12.00 per share upon their initial election as a director and upon each reelection thereafter. The options become exercisable after the first anniversary of a director's election or reelection as a director, as the case may be. We have also reserved 1,000,000 shares of common stock for future issuance upon the exercise of warrants to be granted to the non-employee directors pursuant to our Director Warrant Plan (as described below). All directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attendance at meetings of our Board of Directors.

EXECUTIVE OFFICERS

       In addition to Robert M. Behringer and Robert S. Aisner, as of April 29, 2004, the following individuals currently serve as our executive officers:

       GERALD J. REIHSEN, III, age 45, is the Executive Vice President - Corporate Development and Legal and Secretary of Behringer Harvard REIT I. From their inception in 2001 until February 2003, he served as Chief Operating Officer, Chief Legal Officer and Secretary of Behringer Securities, Behringer Harvard Holdings, Behringer Development, Harvard Property Trust and Behringer Harvard Partners. Since 2001 until February 2003, Mr. Reihsen served as Chief Legal Officer and Secretary of IMS and HPT Management. Since 2002, Mr. Reihsen has served as the Executive Vice President - Corporate Development and Legal and Secretary of Behringer Advisors. Currently, Mr. Reihsen holds the following positions: President of Behringer Securities; Chief Operating Officer, Chief Legal Officer and Secretary of Behringer Harvard Holdings and Behringer Harvard Partners; and Executive Vice President - Corporate Development and Legal and Secretary of Behringer Development, Harvard Property Trust, IMS and HPT Management.

       For over 19 years, Mr. Reihsen's business and legal background has centered on sophisticated financial and transactional matters, including commercial real estate transactions, real estate partnerships, and public and private securities offerings. For the period from 1985 to 2000, Mr. Reihsen practiced as an outside corporate securities attorney. After serving from 1986 to 1995 in the corporate department of Gibson, Dunn & Crutcher, a leading international commercial law firm, Mr. Reihsen established his own firm, Travis & Reihsen, where he served as a corporate/securities partner until 1998. In 1998, Mr. Reihsen became the lead partner in the corporate/securities section of the law firm Novakov Davis, where he served until 2000. In 2000, he practiced law as a principal of Block & Balestri, a corporate and securities law firm. In 2000 and 2001, Mr. Reihsen was employed as the Vice President - Corporate Development and Legal of Xybridge Technologies, Inc., a telecommunications software company that Mr. Reihsen helped guide through venture funding, strategic alliances with international telecommunications leaders and its ultimate sale to Zhone Technologies, Inc. Mr. Reihsen holds Series 7, 24, 27 and 63 securities licenses. Mr. Reihsen received a Bachelor of Arts degree, magna cum laude, from the University of Mississippi and a Juris Doctorate degree, cum laude, from the University of Wisconsin.

       GARY S. BRESKY, age 37, is the Chief Financial Officer and Treasurer of Behringer Harvard REIT I. Since 2002, Mr. Bresky has served as the Chief Financial Officer and Treasurer of Behringer Advisors. Since 2001, he has served as Chief Financial Officer and Treasurer of Behringer Securities, Behringer Harvard Holdings, Behringer Development, Harvard Property Trust and IMS. From their inception in 2001 until February 2003, Mr. Bresky served as Chief Operating Officer, Chief Financial Officer and Treasurer of HPT Management and as Chief Financial Officer, Treasurer and a manager of Behringer Harvard Partners. Currently, Mr. Bresky serves as Chief Financial Officer and Treasurer of HPT Management, and Treasurer and a manager of Behringer Harvard Partners.

       Prior to his employment with the Behringer Harvard REIT I, Mr. Bresky served, from 1996 to 2001, as a Senior Vice President of Finance with Harvard Property Trust, Inc. In this capacity, Mr. Bresky was responsible for directing all accounting and financial reporting functions and overseeing all treasury management and banking functions. Mr. Bresky was also integral in analyzing deal and capital structures as well as participating in all major decisions related to any acquisition or sale of assets.

       From 1995 until 1996, Mr. Bresky worked in the Real Estate Group at Coopers & Lybrand LLP in Dallas, Texas, where he focused on finance and accounting for both public and private real estate investment trusts. His experience included conducting annual audits, preparing quarterly and annual public securities reporting compliance filings and public real estate securities registration statements for his clients. From 1989 to 1994, Mr. Bresky worked with Ten West Associates, LTD and Westwood Financial Corporation in Los Angeles, California as a real estate analyst and asset manager for two commercial real estate portfolios totaling in excess of $185.0 million. From 1988 until 1989, Mr. Bresky worked as an analysts' assistant for both Shearson-Lehman Bros., Inc. and Hambrecht and Quist Inc. assisting brokers in portfolio management. Mr. Bresky has been active in commercial real estate and related financial activities for over 15 years and holds Series 7, 24, 27 and 63 securities licenses. Mr. Bresky received a Bachelor of Arts degree from the University of California - Berkeley and a Masters of Business Administration degree from the University of Texas.

       M. JASON MATTOX, age 28, is the Senior Vice President - Asset Acquisition and Management of Behringer Harvard REIT I. Since 2002, Mr. Mattox has served as a Vice President of Behringer Advisors. Since 2001, he has served as a Vice President of Behringer Securities. From their inception in 2001 until February 2003, Mr. Mattox served as Vice President of Behringer Harvard Holdings, Behringer Development, Harvard Property Trust, Behringer Harvard Partners, IMS and HPT Management. Currently, Mr. Mattox serves as Senior Vice President - Asset Acquisition and Management of Behringer Harvard Holdings, Harvard Property Trust and HPT Management, and Vice President and Secretary of Behringer Securities.

       From 1997 until joining Behringer Harvard REIT I in 2002, Mr. Mattox served as a Vice President of Harvard Property Trust, Inc. and became a member of its Investment Committee in 1998. From 1999 until 2001, Mr. Mattox served as Vice President of Sun Resorts International, Inc., a recreational property investment company, coordinating marina acquisitions throughout the southern United States and the U.S. Virgin Islands. From 1999 until 2001, in addition to providing services related to investing, acquisition, disposition and operational activities, Mr. Mattox served as an asset manager with responsibility for over 1.0 million square feet of Harvard Property Trust, Inc.'s commercial office assets in Texas and Minnesota, overseeing property performance, management offices, personnel and outsourcing relationships.

       Mr. Mattox is a continuing member of the Building Owners and Managers Association and the National Association of Industrial and Office Properties. Mr. Mattox formerly was a member of the National Association of Real Estate Investment Trusts and the Texas Association of Builders. Mr. Mattox has been active in commercial real estate and related financial activities for over six years and holds Series 7, 24 and 63 securities licenses. Mr. Mattox received a Bachelor of Business Administration degree, with honors, and a Bachelor of Science degree, cum laude, from Southern Methodist University.

EXECUTIVE COMPENSATION

       Our executive officers do not receive compensation directly from us for services rendered to us. Our executive officers are also officers of Behringer Advisors, our advisor, and its affiliates and are compensated by these entities for their services to us as well as their services to our other affiliates. A description of the fees that we pay to our advisor and other affiliates is found in the "Certain Transactions" section below.

NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

       The Behringer Harvard REIT I Non-Employee Director Stock Option Plan (Director Option Plan) was approved by our Board of Directors and stockholders on June 26, 2002. As of April 29, 2004, no options had been granted under such plan. A total of 1,000,000 shares have been authorized and reserved for issuance under our Director Option Plan.

       The purpose of our Director Option Plan is to promote our interests by providing directors who are not employees of Behringer Harvard REIT I or Behringer Advisors or their affiliates the opportunity to purchase our shares in order to attract and retain these directors. Options granted under our Director Option Plan provide these directors with an incentive to increase the value of our shares and a stake in our future that corresponds to the stake of each of our stockholders.

       Our Director Option Plan is administered by our Board of Directors, which may delegate such authority to the compensation committee of the Board. The Director Option Plan authorizes our Board of Directors to grant non-qualified stock options to selected members of our Board of Directors who are not employees of Behringer Harvard REIT I or Behringer Advisors or their affiliates subject to the absolute discretion of the Board and the applicable limitations of the Director Option Plan. We intend to grant options under our Director Option Plan to each qualifying director annually. The initial option grant generally will be made on the date the qualifying director first becomes a director, unless such grant would cause the director to exceed the 10.0% ownership limit described below in the section captioned "- Provisions Applicable to Our Director Option Plan, Director Warrant Plan and Employee Option Plan," in which case the grant will be delayed. Annual grants are expected to be made on the date of each annual stockholder meeting in which the respective non-employee director is re-elected. The exercise price for the options granted under our Director Option Plan initially will be $12.00 per share. It is intended that the exercise price for future options granted under our Director Option Plan will be at least 120.0% of the fair market value of our common stock as of the date that the option is granted.

       Options granted under our Director Option Plan will be evidenced by a stock option agreement, which will contain such terms and provisions as our Board of Directors shall deem appropriate except as otherwise specified in the Director Option Plan. Although as of this date we have not granted any options under our Director Option Plan, we currently intend that options granted under the Director Option Plan will become exercisable on the later of (i) the day following the termination of our offering of our common stock pursuant to the Registration Statement on Form S-11, which was declared effective on February 19, 2003 (the "Offering"), or (ii) the first anniversary of the date of grant. Options granted under our Director Option Plan will lapse and no longer be exercisable on the first to occur of (1) the fifth anniversary of the date they are granted, (2) immediately following the date the director ceases to be a director for cause, (3) three months following the date the director ceases to be a director for any reason other than for cause or as a result of death or disability, or (4) one year following the date the director ceases to be a director by reason of death or disability. Options granted under the Director Option Plan may be exercised by payment of cash or through the delivery of shares of our common stock with a fair market value equal to the exercise price to be paid. No options issued under our Director Option Plan may be exercised if such exercise would jeopardize our status as a REIT under the Internal Revenue Code.

       An option issued under our Director Option Plan will not be transferable or assignable except by will or by the laws of descent and distribution, and, unless otherwise provided in the option agreement, an option may also be transferred by an option holder as a bona fide gift (i) to a spouse, lineal descendant or lineal ascendant, siblings and children by adoption, (ii) to a trust for the sole benefit of one or more individuals described in clause (i), or (iii) to a partnership of which the only partners are one or more individuals described in clause (i). In the event that an option holder is incapacitated and unable to exercise the option, such option may be exercised by such option holder's legal guardian, legal representative, or other representative whom our Board of Directors deems appropriate based on applicable facts and circumstances.

NON-EMPLOYEE DIRECTOR WARRANT PLAN

       The Behringer Harvard REIT I Non-Employee Director Warrant Plan (Director Warrant Plan) was approved by our Board of Directors and stockholders on June 26, 2002. A total of 1,000,000 shares of our common stock have been authorized and reserved for issuance under our Director Warrant Plan. As of April 29, 2004, no warrants had been granted under such plan.

       The purpose of our Director Warrant Plan is to promote our interests by encouraging our directors who are not employees of Behringer Harvard REIT I or Behringer Advisors or their affiliates to purchase shares by providing an incentive to increase the value of our shares and a stake in our future that corresponds to the stake of each of our stockholders.

       Our Director Warrant Plan is administered by our Board of Directors, who may delegate such authority to a committee of the Board. The Director Warrant Plan provides for the issuance of warrants to purchase shares of our common stock to non-employee directors based on the number of shares of common stock that they purchase during a purchase period that begins on the effective date of the Director Warrant Plan and ends on the earlier of (1) the termination of the Director Warrant Plan by action of our Board of Directors or otherwise, or (2) 5:00 p.m. EST on the date of listing of our shares on a national securities exchange. Under the Director Warrant Plan, each director who is not an employee of Behringer Harvard REIT I or Behringer Advisors or their affiliates will automatically receive a warrant to purchase one share of our common stock for every 25 shares of our common stock that he or she purchases during the purchase period. The exercise price of the warrants will initially be $12.00 per share, and thereafter the exercise price shall be equal to 120.0% of the fair market value of the common stock.

       Warrants granted under our Director Warrant Plan will be evidenced by a stock warrant agreement, and shall contain such terms and provisions as our Board of Directors deems appropriate except as otherwise specified in our Director Warrant Plan. Although as of this date we have not granted any warrants under our Director Warrant Plan, we currently intend that warrants granted under our Director Warrant Plan will be immediately exercisable and will lapse and no longer be exercisable on the first to occur of (1) the fifth anniversary of the date they are granted, (2) immediately following the date the director ceases to be a director for cause, or (3) one year following the date the director ceases to be a director for any other reason (including death or disability). Warrants granted under the Director Warrant Plan may be exercised by payment of cash, through the delivery of shares of common stock with a fair market value equal to the exercise price to be paid, or by a combination of both. No warrants issued under the Director Warrant Plan may be exercised if such exercise would jeopardize our status as a REIT under the Internal Revenue Code.

2002 EMPLOYEE STOCK OPTION PLAN

       The Behringer Harvard REIT I 2002 Employee Stock Option Plan (Employee Option Plan) was approved by our Board of Directors and stockholders on June 26, 2002. A total of 10,000,000 shares have been authorized and reserved for issuance under our Employee Option Plan, and as of April 29, 2004, no options have been granted pursuant to our Employee Option Plan.

       The purpose of our Employee Option Plan is to enable us and our advisor, Behringer Advisors, and our property manager, HPT Management, to obtain or retain the services of employees considered essential to our long-term success by offering such employees an opportunity to participate in our growth through ownership of our common stock.

       Our Employee Option Plan is administered by our Board of Directors, who may delegate such authority to the compensation committee of the Board. Our Employee Option Plan authorizes the Board to grant incentive stock options, if applicable, and/or non-qualified stock options to selected employees of Behringer Harvard REIT I, of Behringer Advisors and/or of HPT Management, subject to the absolute discretion of either a committee authorized by the Board or the full Board and the applicable limitations of our Employee Option Plan. The exercise price for the options granted under our Employee Option Plan initially will be $12.00 per share, and the exercise price for future options granted under our Employee Option Plan will be no less than 120.0% of the fair market value of the common stock.

       Options granted under our Employee Option Plan will be evidenced by a stock option agreement, which shall contain such terms and provisions as our Board of Directors deems appropriate except as otherwise specified in our Employee Option Plan. Our Board of Directors shall set the period during which the right to exercise an option vests in the holder of the option. Although as of this date we have not granted any options under our Employee Option Plan, we currently intend that options granted under our Employee Option Plan will become exercisable on the later of (i) the day following the termination of the Offering, or (ii) the first anniversary of the date of grant. Options granted under our Employee Option Plan will lapse and no longer be exercisable on the first to occur of (1) the fifth anniversary of the date they are granted, (2) immediately following the date the employee ceases to be an employee for cause,
(3) three months following the date the employee ceases to be a employee for any reason other than cause or death or disability, or (4) one year following the date the employee ceases to be an employee by reason of death or disability. Options granted under our Employee Option Plan may be exercised by payment of cash, through the delivery of shares of common stock with a fair market value equal to the exercise price to be paid, or by a combination of both. No options issued under our Employee Option Plan may be exercised if such exercise would jeopardize our status as a REIT under the Internal Revenue Code.

       An option issued under our Employee Option Plan will not be transferable or assignable except by will or by the laws of descent and distribution unless otherwise provided in the option agreement. Unless the option is an incentive stock option, an option may also be transferred by an option holder as a bona fide gift (i) to a spouse, lineal descendant or lineal ascendant, siblings and children by adoption, (ii) to a trust for the sole benefit of one or more individuals described in clause (i), or (iii) to a partnership of which the only partners are one or more individuals described in clause (i). In the event that an option holder is incapacitated and unable to exercise the option, such option may be exercised by such option holder's legal guardian, legal representative, or other representative whom our Board of Directors deems appropriate based on applicable facts and circumstances.

PROVISIONS APPLICABLE TO OUR DIRECTOR OPTION PLAN, DIRECTOR WARRANT PLAN AND EMPLOYEE OPTION PLAN

       In no event shall an option or warrant be granted to a director or executive officer if the shares available for purchase subject to such grant, when added to all other shares available for purchase and all other shares purchased pursuant to other issued and outstanding options or warrants, would exceed 10.0% of the issued and outstanding shares of common stock determined as of the date of grant of such option or warrant. Except as otherwise provided in an option agreement or a warrant agreement, if a change of control occurs and the agreements effectuating the change of control do not provide for the assumption or substitution of all options and/or warrants granted under our Director Option Plan, Director Warrant Plan or Employee Option Plan, as applicable, options and warrants granted under the non-assumed plans shall terminate and be forfeited immediately upon the occurrence of the change of control. However, the Board in its sole and absolute discretion, may, with respect to any or all of such options or warrants, take any or all of the following actions to be effective as of the date of the change of control (or as of any other date fixed by the Board occurring within the 30-day period immediately preceding the date of the change of control, but only if such action remains contingent upon the change of control), such date being referred to herein as the "Action Effective Date":

       o accelerate the vesting and/or exercisability of the non-assumed option or warrant; and/or

       o unilaterally cancel such non-assumed option or warrant in exchange for:

              - whole and/or fractional shares (or for whole shares and cash in lieu of any fractional share) or whole and/or fractional shares of a successor (or for whole shares of a successor and cash in lieu of any fractional share) which, in the aggregate, are equal in value to the excess of the fair market value of the shares that could be purchased subject to such non-assumed option or warrant determined as of the Action Effective Date (taking into account vesting) over the aggregate exercise price for such shares; or

              - cash or other property equal in value to the excess of the fair market value of the shares that could be purchased subject to such non-assumed option or warrant determined as of the Action Effective Date (taking into account vesting) over the aggregate exercise price for such shares; and/or,

       o unilaterally cancel such non-assumed option or warrant after providing the holder of such option or warrant with (1) an opportunity to exercise such non-assumed option or warrant to the extent vested within a specified period prior to the date of the change of control, and (2) notice of such opportunity to exercise prior to the commencement of such specified period.

       If the number of our outstanding shares is changed into a different number or kind of shares or securities through a reorganization or merger in which we are the surviving entity, or through a combination, recapitalization or otherwise, an appropriate adjustment will be made in the number and kind of shares that may be issued pursuant to exercise of options or warrants granted under our Director Option Plan, Director Warrant Plan or Employee Option Plan. A corresponding adjustment to the exercise price of such options granted prior to any change will also be made. Any such adjustment, however, will not change the total payment, if any, applicable to the portion of the options or warrants not exercised, but will change only the exercise price for each share.

       Fair market value for purposes of our Director Option Plan, Director Warrant Plan and Employee Option Plan is defined generally to mean:

       o the average closing sale price for the five consecutive trading days ending on such date, if the shares are traded on a national stock exchange;

       o the average of the high bid and low asked prices on such date, if the shares are quoted on the NASDAQ Stock Market;

       o the per share offering price of our common stock, if there is a current public offering and the shares are not traded or listed as provided above; or

       o      the fair market value as determined by our Board of Directors.

EQUITY COMPENSATION PLAN INFORMATION

       The following table gives information about our common stock that may be issued upon the exercise of the options, warrants and rights under all of our existing equity compensation plans as of December 31, 2003:

                                       Number of securities to         Weighted-average              Number of securities
                                       be issued upon exercise         exercise price of             remaining available for
                                       of outstanding options,         outstanding options,          future issuance under
Plan Category                          warrants and rights             warrants and rights           equity compensation plans
-----------------------------------    ---------------------------     --------------------------    ----------------------------
Equity compensation plans
approved by security holders                            --                              --                       12,000,000*

Equity compensation plans not
approved by security holders                           N/A                             N/A                              N/A
                                                                                                     ----------------------------
     Total                                              --                              --                       12,000,000

-----------------
* Includes 10,000,000 shares authorized under our 2002 Employee Stock Option Plan, 1,000,000 shares authorized under our Non-Employee Director Stock Option Plan, and 1,000,000 shares authorized under our Non-Employee Director Warrant Plan. No grants had been made under these plans as of December 31, 2003.

LIMITED LIABILITY AND INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND OTHER AGENTS

       We are permitted to limit the liability of our directors, officers, employees and other agents, and to indemnify them, only to the extent permitted by Maryland law and the Statement of Policy Regarding Real Estate Investment Trusts published by the North American Securities Administrators Association (the "NASAA REIT Guidelines").

       Our charter contains a provision that eliminates directors' and officers' liability to the maximum extent permitted by Maryland law. Maryland law permits us to include in our charter a provision limiting the liability of our directors and officers to us and our stockholders for money damages, except for liability resulting from (i) actual receipt of an improper benefit or profit in money, property or services or (ii) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. The Maryland General Corporation Law requires us (unless our charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he is made a party by reason of his service in that capacity. The Maryland General Corporation Law allows directors and officers to be indemnified against judgments, penalties, fines, settlements and expenses actually incurred in a proceeding unless the following can be established:

       o an act or omission of the director or officer was material to the cause of action adjudicated in the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty;

       o the director or officer actually received an improper personal benefit in money, property or services;

       o with respect to any criminal proceeding, the director or officer had reasonable cause to believe his act or omission was unlawful; or

       o in a proceeding by us or on our behalf, the director or officer was adjudged to be liable to us (although a court may order indemnification for expenses relating to an adverse judgment in a suit by or in the right of the corporation or a judgment of liability on the basis that personal benefit was improperly received).

       Our charter provides that we will indemnify and hold harmless a director, an officer, an employee, an agent, Behringer Advisors or an affiliate against any and all losses or liabilities reasonably incurred by such party in connection with or by reason of any act or omission performed or omitted to be performed on our behalf in such capacity. These exculpation and indemnification provisions do not reduce the exposure of directors and officers to liability under federal or state securities laws, nor do they limit the stockholders' ability to obtain injunctive relief or other equitable remedies for a violation of a director's or an officer's duties to us, although the equitable remedies may not be an effective remedy in some circumstances.

       In addition to the above provisions of the Maryland General Corporation Law, and as set forth in the NASAA REIT Guidelines, our charter further limits our ability to indemnify our directors, our officers, our employees, our agents, Behringer Advisors and our affiliates for losses arising from our operation by requiring that the following additional conditions are met:

       o such directors, officers, employees, agents, or Behringer Advisors, or our affiliate has determined, in good faith, that the course of conduct that caused the loss or liability was in our best interests;

       o the directors, Behringer Advisors or our affiliates were acting on our behalf or performing services for us;

       o in the case of non-independent directors, Behringer Advisors or our affiliates, the liability or loss was not the result of negligence or misconduct by the party seeking indemnification;

       o in the case of independent directors, the liability or loss was not the result of gross negligence or willful misconduct by the party seeking indemnification; and

       o the indemnification or agreement to hold harmless is recoverable only out of our net assets and not from the stockholders.

       We have agreed to indemnify and hold harmless Behringer Advisors and its affiliates performing services for us from specific claims and liabilities arising out of the performance of their obligations under the advisory agreement. As a result, our stockholders and we may be entitled to a more limited right of action than they and we would otherwise have if these indemnification rights were not included in the advisory agreement.

       The general effect to investors of any arrangement under which any of our controlling persons, directors or officers are insured or indemnified against liability is a potential reduction in distributions resulting from our payment of premiums associated with insurance. In addition, indemnification could reduce the legal remedies available to us and our stockholders against the officers and directors.

       The SEC takes the position that indemnification against liabilities arising under the Securities Act of 1933, as amended (Securities Act), is against public policy and unenforceable. Indemnification of our directors, officers, employees, agents, or Behringer Advisors, or our affiliates and any persons acting as a broker-dealer will not be allowed for liabilities arising from or out of a violation of state or federal securities laws, unless one or more of the following conditions are met:

       o there has been a successful adjudication on the merits of each count involving alleged securities law violations;

       o such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction; or

       o a court of competent jurisdiction approves a settlement of the claims against the indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the SEC and of the published position of any state securities regulatory authority in which our securities were offered as to indemnification for violations of securities laws.

       Our charter provides that the advancement of our funds to our directors, officers, employees, agents, advisors or affiliates for legal expenses and other costs incurred as a result of any legal action for which indemnification is being sought is permissible only if all of the following conditions are satisfied: (i) the legal action relates to acts or omissions with respect to the performance of duties or services on behalf of us; (ii) our directors, officers, employees, agents, advisor or affiliates provide us with written affirmation of their good faith belief that they have met the standard of conduct necessary for indemnification; (iii) the legal action is initiated by a third party who is not a stockholder or, if the legal action is initiated by a stockholder acting in his or her capacity as such, a court of competent jurisdiction specifically approves such advancement; and (iv) our directors, officers, employees, agents, advisor or affiliates agree in writing to repay the advanced funds to us together with the applicable legal rate of interest thereon, in cases in which such directors, officers, employees, agents, advisor or affiliates are found not to be entitled to indemnification.

       Indemnification will be allowed for settlements and related expenses of lawsuits alleging securities laws violations and for expenses incurred in successfully defending any lawsuits, provided that a court either:

       o approves the settlement and finds that indemnification of the settlement and related costs should be made; or

       o dismisses with prejudice or there is a successful adjudication on the merits of each count involving alleged securities law violations as to the particular indemnitee and a court approves the indemnification.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         None of our executive officers serves as a member of a board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee.

                 SECURITIES OWNERSHIP OF OFFICERS AND DIRECTORS

       As of March 31, 2004, to our knowledge, no member of our Board of Directors, nominee for election to the Board of Directors, nor any of our executive officers, or any person or "group" (as that term is used in the Securities Exchange Act of 1934, as amended) is a "beneficial owner" of more than 5% of the outstanding shares of our common stock.

AUDIT AND NON-AUDIT FEES

       The following table presents fees for professional audit services rendered by PricewaterhouseCoopers LLP, our independent auditors, for the audit of our annual financial statements for the years ended December 31, 2003, and December 31, 2002, and fees billed for other services rendered by PricewaterhouseCoopers LLP during those periods:

         ------------------------------- -------------------------------- -----------------------------------
                                                       2003                               2002
         ------------------------------- -------------------------------- -----------------------------------
         Audit Fees (1)                              $ 68,100                           $ 60,300
         ------------------------------- -------------------------------- -----------------------------------
         Audit-Related Fees (2)                        31,142                              5,600
         ------------------------------- -------------------------------- -----------------------------------
         Tax Fees (3)                                   7,500                              6,000
         ------------------------------- -------------------------------- -----------------------------------
         All Other Fees                                     0                                  0
         ------------------------------- -------------------------------- -----------------------------------
         TOTAL FEES                                  $106,742                           $ 77,900
         ------------------------------- -------------------------------- -----------------------------------

----------------------
(1) Audit fees consisted of professional services performed in connection with the audit of our annual financial statements and review of financial statements included in our Form 10-Qs and the issuance of consents related to the filing of our Form S-11s and Form 8-Ks.
(2) Fees for 2002 consisted of specific agreed upon procedures performed in connection with the review of our filing on Form S-11. Fees for 2003 related to the audit of an acquired real estate property in accordance with certain rules of the Securities and Exchange Commission and consultations concerning financial accounting and reporting standards.
(3) Tax fees consisted principally of assistance with matters related to tax compliance, tax planning, and tax advice.

       The Audit Committee considers the provision of these services to be compatible with maintaining the independence of PricewaterhouseCoopers LLP.

                             AUDIT COMMITTEE REPORT

       The Audit Committee reviews the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls.

       In this context, the Audit Committee has met and held discussions with management and the independent auditor regarding the fair and complete presentation of the Company's results. The Audit Committee has discussed significant accounting policies applied by the Company in its financial statements, as well as alternative treatments. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditor. The Audit Committee discussed with the independent auditor matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees).

       In addition, the Audit Committee has discussed with the independent auditor the auditor's independence from the Company and its management, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees). The Audit Committee also has considered whether the independent auditor's provision of non-audit services to the Company is compatible with the auditor's independence. The Audit Committee has concluded that the independent auditor is independent from the Company and its management.

       The Audit Committee discussed with the Company's independent auditor the overall scope and plans for their audit. The Audit Committee meets with the independent auditor, with and without management present, to discuss the results of their examination, the evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting.

       In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003, for filing with the Securities and Exchange Commission. The Audit Committee has selected and the Board of Directors has ratified, subject to stockholder approval, the selection of the Company's independent auditor. The following independent directors, who constitute the Audit Committee, provide the foregoing report.


                                                Audit Committee:
                                                Steven W. Partridge, Chairman
                                                Charles G. Dannis
                                                G. Ronald Witten

April 15, 2004

THE FOREGOING REPORT SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, EXCEPT TO THE EXTENT THAT WE SPECIFICALLY INCORPORATE THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

                              CERTAIN TRANSACTIONS

       The compensation and fees that we pay to our affiliates are as follows:

       We pay selling commissions and a dealer manager fee to Behringer Securities. Selling commissions equal 7% of aggregate gross offering proceeds from the Offering, which commissions may be reduced under certain circumstances, and the dealer manager fee equals 2.5% of aggregate gross offering proceeds (1% for distribution reinvestment plan purchases). Behringer Securities may pay commissions of up to 7% of the gross offering proceeds to other broker-dealers participating in the Offering. Behringer Securities may reallow a portion of its dealer manager fee in an aggregate amount up to 1.5% of gross offering proceeds to broker-dealers participating in the Offering to be paid as marketing fees, including bona fide conference fees incurred, and due diligence expense reimbursement. In no event shall the total underwriting compensation, including selling commissions, the dealer manager fee and underwriting expense reimbursements, exceed 10% of gross offering proceeds. Behringer Securities' obligation for selling commissions and dealer manager fees totaled $558,218 and $205,136, respectively, in the year ended December 31, 2003.

       We reimburse our affiliates for a portion of their organization and offering expenses, which are defined generally as any and all costs and expenses incurred by us or our affiliates in connection with our formation, qualification and registration and the marketing and distribution of our shares, including but not limited to, accounting and escrow fees, printing, advertising and marketing expenses and all other accountable offering expenses, other than selling commissions and the dealer manager fee. Behringer Advisors is responsible for the payment of organization and offering expenses, other than selling commissions and the dealer manager fee to the extent they exceed 2.5% of gross offering proceeds without recourse against or reimbursement by us. We became obligated to pay $204,887 to our affiliates in the year ended December 31, 2003 as reimbursement of organization and offering expenses.

       We pay our advisor and its affiliates acquisition and advisory fees of 3% of the contract price of each purchased asset. Acquisition and advisory fees are defined generally as fees and commissions paid by any party to any person in connection with identifying, reviewing, evaluating, investing in, and the purchase, development or construction of properties. Acquisition fees do not include acquisition expenses, which include legal fees and expenses, travel expenses, costs of appraisals, nonrefundable option payments on property not acquired, accounting fees and expenses, title insurance premiums and other closing costs and miscellaneous expenses relating to the selection, acquisition and development of real properties. We pay acquisition expense reimbursement of up to 0.5% of the contract price of each purchased asset. We became obligated to pay $188,737 to our affiliates in the year ended December 31, 2003 in acquisition and advisory fees and $31,456 as reimbursement of acquisition expenses in the year ended December 31, 2003.

       For the management and leasing of our properties, we pay HPT Management LP, our property manager, property management and leasing fees equal to 3.0% of gross revenues plus leasing commissions based upon the customary leasing commission applicable to the geographic location of property. Our property manager may subcontract its duties for a fee that may be less than the fee provided for in the property management agreement. We became obligated to pay $7,148 to our affiliates in the year ended December 31, 2003 in property management and leasing fees.

       We pay our advisor an annual asset management fee of 0.5% of aggregate asset value. The fee is payable monthly in an amount equal to one-twelfth of 0.5% of aggregate asset value as of the last day of the immediately preceding month. Any portion of the asset management fee may be deferred and paid in a subsequent year. We became obligated to pay $3,072 to our advisor in asset management fees in the year ended December 31, 2003.

                              STOCKHOLDER PROPOSALS

       Rules of the SEC require that any proposal by a stockholder for consideration at the 2005 Annual Meeting of Stockholders must be received by us no later than December 30, 2004, if any such proposal is to be eligible for inclusion in our proxy materials for our 2005 Annual Meeting. Under such rules, we are not required to include stockholder proposals in our proxy materials unless certain other conditions specified in such rules are met.

       In addition, nominations by stockholders of candidates for director and proposals of other business by stockholders must be submitted in accordance with our Bylaws. Our Bylaws currently provide that, in order for a stockholder to bring any business or nominations before the Annual Meeting of Stockholders, certain conditions set forth in Section 2.13 of our Bylaws must be complied with, including, but not limited to, delivery of notice, not less than 90 days nor more than 120 days prior to the first anniversary of the mailing of the notice for the annual meeting held in the prior year. Accordingly, under our current Bylaws, a stockholder nomination or proposal intended to be considered at the 2005 Annual Meeting of Stockholders must be received by us no earlier than December 30, 2004 and not later than January 29, 2005. Our Secretary will provide a copy of our Bylaws upon written request and without charge.

       We have adopted a process for stockholders to send communications to our Board. A description of the manner in which stockholders can send such communications appears above under "Communication with Directors" and can also be found on our website at WWW.BHFUNDS.COM.

                                  OTHER MATTERS

       We are not aware of any other matter to be presented for action at the Annual Meeting other than those mentioned in the Notice of Annual Meeting of Stockholders and referred to in this Proxy Statement.


                                  BY ORDER OF THE BOARD OF DIRECTORS,


                                  /s/ Gerald J. Reihsen, III
                                  ---------------------------------------------
                                  Gerald J. Reihsen, III
                                  Executive Vice President - Corporate
                                        Development and Legal and Secretary

                                     ANNEX A

                         BEHRINGER HARVARD REIT I, INC.

                              AMENDED AND RESTATED

                             AUDIT COMMITTEE CHARTER

1.     PURPOSE.

       The Audit Committee is appointed by the Board of Directors (the "Board") of Behringer Harvard REIT I, Inc. (the "Company") to assist the Board in discharging its responsibility for the accounting, reporting and financial practices of the Company and to exercise exclusive decision-making authority in the specific instances noted below. The members of the Audit Committee are not called upon to be professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management or the independent auditor. Further, although the Audit Committee will annually review information provided to the committee concerning the "independence" of the independent auditor, the Audit Committee cannot certify that the independent auditor is "independent" under applicable rules. The Audit Committee serves a board level oversight role where it oversees the relationship with the independent auditor, as set forth in this Charter, and provides advice, counsel and general direction, as it deems appropriate, to management and the independent auditor on the basis of the information it receives, discussions with the independent auditor, and the experience of the Audit Committee's members in business, financial and accounting matters.

2.     COMPOSITION AND QUALIFICATIONS.

       The Audit Committee shall be composed of three or more independent directors each of whom has been affirmatively determined by the Board to be an "independent director" as that term is defined under the rules set by the Securities and Exchange Commission and under the Statement of Policy Regarding Real Estate Investment Trusts published by the North American Securities Administrators Association. One of the members shall be appointed Committee Chairperson by the Board. Each member shall in the judgment of the Board have the ability to read and understand the Company's financial statements or shall at the time of appointment undertake training for that purpose. At least one member of the Audit Committee shall in the judgment of the Board be an audit committee financial expert in accordance with the rules and regulations of the Securities and Exchange Commission. The members of the Audit Committee shall be elected by the Board at its annual meeting and the members shall serve until their successors shall be duly elected and qualified or until their earlier resignation, removal or inability to serve. The Board shall elect new members of the Committee from time to time as it may deem it appropriate to add members or as vacancies shall occur.

3.     AUTHORITY.

       The Audit Committee shall have the authority to retain outside legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. At the discretion of the Audit Committee, such meetings may occur with or without Company management present. The Audit Committee may also meet with the Company's investment bankers or financial analysts who follow the Company.

4.     MEETINGS.

       The Audit Committee is to meet as many times as the Audit Committee deems necessary. Meetings for the consideration of pertinent matters may be requested by the Chief Executive Officer of the Company, by any member of the Audit Committee or the Board or by request to the Chairperson of the Audit Committee. A majority of the members of the Audit Committee shall constitute a quorum at any meeting. The Secretary or an Assistant Secretary of the Company will prepare the minutes of each meeting and send a copy of the minutes to the Audit Committee members and to the members of the Board who are not members of the Audit Committee. The Secretary or such Assistant Secretary of the Company, as applicable, may be excused by the Audit Committee Chairperson from any meeting, or portion thereof, where sensitive matters are discussed, and the Audit Committee Chairperson shall be responsible for ensuring that minutes of that meeting or portion are correctly recorded.

5.     DUTIES AND RESPONSIBILITIES.

       The Audit Committee shall be empowered in accordance with its judgment to act in respect of the following:

       a. Retain and evaluate the firm of independent certified public accountants to be appointed as independent auditor of the Company, for which the Audit Committee shall have exclusive decision-making authority.

       b. Review the experience and qualifications of the senior members of the independent audit team and the quality control procedures of the independent auditor.

       c. Approve the fees to be paid to the independent auditor for audit services, for which the Audit Committee shall have exclusive decision-making authority, pursuant to the Company's Audit Committee Pre-Approval Policy.

       d. Approve the retention of the independent auditor for any non-audit service and the fee for such service, for which the Audit Committee shall have exclusive decision-making authority, pursuant to the Company's Audit Committee Pre-Approval Policy.

       e. Receive periodic reports from the independent auditor regarding the auditor's independence, discuss such reports with the auditor, and consider whether the provision of non-audit services is compatible with maintaining the auditor's independence.

       f. Evaluate the performance of the independent auditor and whether it is appropriate to adopt a policy of rotating independent auditors on a regular basis.

       g. Recommend to the Board guidelines, which may include an absolute ban, on the hiring by the Company of employees of the independent auditor who worked on the Company's account.

       h. Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

       i. Review and discuss with management: (i) any material financial or non-financial arrangements of the Company that do not appear on the financial statements of the Company; and (ii) any significant transactions or courses of dealing with parties related to the Company.

       j. Review with management and the independent auditor the Company's quarterly and annual financial statements prior to the filing of its Form 10-Q and 10-K, including the results of the independent auditor's review of the quarterly financial statements and the "Management's Discussion and Analysis of Financial Condition and Results of Operations" portion of Form 10-Q and 10-K.

       k. Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and minimize such exposures.

       l. Review and discuss with management and the independent auditor the Company's annual audited financial statements, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls and disclosure controls that could significantly affect the Company's financial statements.

       m. Review and discuss with management and the independent auditor the financial statements of the Company, including an analysis of the auditor's judgment as to the quality of the Company's accounting principles.

       n. Review with management and the independent auditor any correspondence with regulators or governmental agencies and any employee or stockholder complaints or published reports, which raise material issues regarding the Company's financial statements or accounting policies.

       o. Review with the independent auditor any problems or difficulties the independent auditor may have encountered and any management letter provided by the independent auditor and the Company's response to that letter. Such review should include any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information, and any disagreements with management.

       p. Prepare the report required of the audit committee by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

       q. Review and discuss with management and advise the Board with respect to any issues concerning the Company's policies and procedures regarding compliance with applicable laws and regulations that may have a material impact on the Company's financial statements.

       r. Meet at least quarterly with the Company's Chief Financial Officer and the independent auditor in separate executive sessions.

       s. Review with the Company's Chief Legal Officer any legal matters that may have a material impact on the financial statements and the Company's compliance policies.

       t. Recommend to the Board whether the financial statements should be included in the Annual Report on Form 10-K.

       u. Review and reassess, at least annually, the performance of the Audit Committee and the adequacy of this Charter and make recommendations to the Board, as conditions dictate, to update this Charter.

       v. Establish procedures for the confidential and anonymous receipt, retention and treatment of complaints regarding the Company's accounting, internal controls and auditing matters, for which the Audit Committee shall have exclusive decision-making authority.

       w. At least annually, obtain and review a report by the independent auditor describing (i) the firm's internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (iii) all relationships between the independent auditor and the Company.

       x. Report through its Chairperson to the Board following meetings of the Audit Committee.

6.     INVESTIGATIONS.

       The Audit Committee shall have the authority, but not the obligation, to conduct or authorize investigations into any matters within its scope of responsibilities and shall have the authority to retain outside advisors to assist in the conduct of any investigation.

7.     NO RESPONSIBILITY TO CONDUCT AUDITS.

       While the Audit Committee has the responsibilities and the authority set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits, to assure compliance with laws and regulations or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

                                              PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                                                   BEHRINGER HARVARD REIT I, INC.
                                               1323 NORTH STEMMONS FREEWAY, SUITE 210
                                                         DALLAS, TEXAS 75207

                                     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

       The undersigned stockholder of Behringer Harvard REIT I, Inc., a Maryland corporation (the "Company") hereby appoints Gerald
J. Reihsen, III, Gary S. Bresky and M. Jason Mattox or any one of them, with full power of substitution, to attend the Annual
Meeting of Stockholders to be held at the Verandah Shelbourne Room of the Wyndham Anatole Hotel, Dallas, Texas, on May 27, 2004, at
2:00 p.m., local time, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the accompanying proxy statement, each of which is hereby incorporated by reference, and revokes any proxy heretofore given with respect to such meeting. When shares are held by joint tenants or tenants in common, the signature of one shall bind all unless the Secretary of the Company is given written notice to the contrary and furnished with a copy of the instrument or order which so provides. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by authorized person.

       PLEASE RETURN ONLY THIS PROXY IN THE ATTACHED SELF-ADDRESSED, POSTAGE PAID ENVELOPE. DO NOT RETURN THE PROXY STATEMENT. IF
YOU RETURN ANY ADDITIONAL DOCUMENTS, YOUR PROXY MAY BE UNDELIVERABLE BECAUSE OF INSUFFICIENT POSTAGE.


                                           [STICKER WITH STOCKHOLDER NAME INSERTED HERE.]


                                                                                                   (Please date and sign on reverse)
                                                                                                         (Continued on reverse side)


THE VOTES ENTITLED TO BE CAST BY THE STOCKHOLDER WILL BE CAST AS DIRECTED BY THE STOCKHOLDER. IF THIS PROXY IS EXECUTED BUT NO
DIRECTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE STOCKHOLDER WILL BE CAST "FOR" ALL NOMINEES IN PROPOSAL 1 AND IN THE
DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT
THEREOF.
I PLAN TO ATTEND THE MEETING.  |_|

------------------------------------------------------------------------------------------------------------------------------------
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES IN PROPOSAL 1.
------------------------------------------------------------------------------------------------------------------------------------
Proposal 1 - Election of the following Nominees as Directors:
FOR all Nominees listed at      WITHHELD for all          NOMINEES:  ROBERT M. BEHRINGER     ROBERT S. AISNER    CHARLES G. DANNIS
right (except as marked to      Nominees listed at                   STEVEN W. PARTRIDGE     G. RONALD WITTEN
the contrary)  |_|              right  |_|
                                                                     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
                                                                     NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME ABOVE.)
------------------------------------------------------------------------------------------------------------------------------------
Proposal 2 - To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the Proxy holder.
------------------------------------------------------------------------------------------------------------------------------------


PLEASE MARK YOUR CHOICE LIKE THIS X IN BLUE OR BLACK INK.
                                                                     Signature if held jointly______________________________________
Date __________________________, 2004                                Required only if notice has been given to the Secretary of the
Signature ____________________________________________________       Company that the signature of a single joint tenant or tenant
Please mark, date and sign as your name appears above and return     in common owner is not sufficient to bind all owners. Please
in the enclosed envelope.                                            mark, date and sign as your name appears above and return in the enclosed envelope.
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